American Beacon Zebra Large Cap Equity Fund

Supplement dated September 28, 2012
to the
Prospectus and Summary Prospectus dated December 30, 2011

***IMPORTANT NOTICE REGARDING CHANGE OF INVESTMENT POLICY***

The information below supplements the Prospectus and Summary Prospectus dated December 30, 2011 and is in addition to any other supplement(s):

Effective January 1, 2013, the American Beacon Zebra Large Cap Equity Fund (the “Fund”) will change its name to American Beacon Zebra Global Equity Fund and the following changes will be made to the Fund’s name, benchmark, principal investment strategies and risks as described in the Prospectus and, as applicable, the Summary Prospectus.

(i)	All references to the American Beacon Zebra Large Cap Equity Fund name shall be changed to the American Beacon Zebra Global Equity Fund.

(ii)	The first paragraph under “Principal Investment Strategies” shall be replaced in its entirety with the following:

Under normal market conditions, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities.  The Fund will primarily invest in equity securities from countries represented in the Morgan Stanley Capital International® World Index (“MSCI World Index”).  The MSCI® World Index is designed to measure the equity market performance of  large- and mid-capitalization companies across twenty-four developed markets countries.  In addition to common stocks, preferred stocks, American Depositary Receipts (“ADRs”), and securities convertible into or exchangeable for common stocks, the Fund may also invest in real estate investment trusts (“REITs’) and master limited partnerships (“MLPs”).

(iii)	The following shall be added after the last paragraph under “Principal Investment Strategies”:

The Fund may lend its securities to broker-dealers and other institutions to earn additional income.

(iv)	All references to Russell 1000® Index shall be replaced with MSCI® World Index.

(v)	Under the heading “Principal Risks”, the following sections shall be added:

Mid-Capitalization Companies Risk
Investing in the securities of medium capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies, since medium-sized companies may have limited operating history, product lines, and financial resources, the securities of these companies may lack sufficient market liquidity, and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Securities Lending Risk
To the extent the Fund lends its securities, it may be subject to the following risk. Borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

(vi)
Under the heading “Additional Information About Investment Policies and Strategies” and sub-section “80% Investment Policies” on page 20, the 80% Investment Policy of the Fund is deleted in its entirety and replaced with the following:

The American Beacon Zebra Global Equity Fund has a non-fundamental policy to invest under normal market conditions at least 80% of its net assets, plus borrowings for investment purposes, in equity securities.

(vii)	Under the heading “Additional Information About Risks” on page 27, an “X” is added next to the following risks under the Fund’s column on the chart: Securities Lending Risk.

(viii)	Under the heading “Additional Information About Performance Benchmarks” for the Fund on page 33, the benchmark information for the Fund is deleted in its entirety and replaced with the following:

Market Index The Fund’s performance will be compared to the MSCI® World Index.

●	The MSCI® World Index captures large and mid-cap representation across twenty-four developed markets countries, covering approximately 84% of the free float-adjusted market capitalization in each country.

Mutual Fund Composite
The Fund’s performance also will be compared to the Lipper Global Multi-Cap Value Funds Index, a composite of mutual funds comparable to the Fund.  The Lipper Global Multi-Cap Value Funds Index tracks the results of the 10 largest mutual funds in the Lipper Global Multi-Cap Value Funds category.

(ix)	Under the heading “Fund Management”, subsection “The Manager” on page 34, in the third paragraph the last sentence is deleted in its entirety and replaced with the following:

As of the date of this prospectus, only the American Beacon Zebra Global Equity Fund and the American Beacon Zebra Small Cap Equity Fund engage in securities lending activities.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE